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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                JANUARY 19, 2000
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                Date of Report (Date of earliest event reported)


                               CRITICAL PATH, INC.
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             (Exact name of registrant as specified in its charter)


         CALIFORNIA                          000-25331                         91-1788300
-------------------------------      ------------------------      -------------------------------
(State or other jurisdiction of      (Commission File Number)      (I.R.S. Employer Identification
        incorporation)                                                            No.)
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                 320 1ST STREET, SAN FRANCISCO, CALIFORNIA 94105
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          (Address of principal executive offices, including zip code)

                                 (415) 808-8800
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              (Registrant's telephone number, including area code)

                                  INAPPLICABLE
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             (Former name or address, if changed since last report)


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        ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On January 19, 2000, Critical Path, Inc. ("Registrant" or "Critical
Path") completed its merger with ISOCOR, following a vote by the shareholders of each company to approve the merger.

        Pursuant to an Agreement and Plan of Reorganization dated October 20,
1999, by and among Registrant, Initialize Acquisition Corp., a California corporation and a wholly-owned subsidiary of Registrant, and ISOCOR, a California corporation, Initialize Acquisition Corp. merged with and into ISOCOR with ISOCOR surviving as a wholly-owned subsidiary of Registrant. Each outstanding share of Common Stock of ISOCOR has been converted into the right to receive 0.4707 shares of Common Stock of Registrant.

        In addition, each option to acquire ISOCOR Common Stock outstanding immediately prior to the effective time of the merger has been converted into an option to purchase that number of shares Registrant into which the shares of ISOCOR Common Stock underlying the option would have been converted in the merger.

        The information that is set forth in the Registrant's Press Releases dated January 20, 2000 is incorporated herein by reference.

        ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements of Businesses Acquired

            The balance sheets of ISOCOR at December 31, 1998 and 1997 and the statements of operations, stockholders' equity and cash flows of ISOCOR for each of the three years in the three-year period ended December 31, 1998, including the report of independent auditors thereon, included in the Registrant's
Registration Statement on Form S-4 filed December 6, 1999 are incorporated herein by reference.

            The unaudited balance sheet of ISOCOR at September 30, 1999 and the statements of operations and cash flows of ISOCOR for the nine months ended
September 30, 1999 and 1998 included in the Registrant's Registration Statement on Form S-4 filed December 6, 1999 are incorporated herein by reference.

        (b) Pro Forma Financial Information

            The pro forma condensed combined financial data of Critical Path and ISOCOR are incorporated by reference from the Registrant's Registration
Statement on Form S-4 filed December 6, 1999.

        (c) Exhibits

            The following exhibits are filed herewith:

99.1 Text of Press Release dated January 20, 2000, regarding the completion of the acquisition of ISOCOR.




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                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, Critical Path, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           CRITICAL PATH, INC.



Dated: February 3, 2000                    By: /s/  Mark Rubash
                                               -------------------------------
                                               Mark Rubash
                                               Executive Vice President and
                                               Chief Financial Officer
                                               (Principal Accounting and
                                               Principal Financial Officer)




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                               INDEX TO EXHIBITS



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
Exhibit
Number                                  Description
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
99.1           Text of Press Release dated January 20, 2000, regarding the completion of the acquisition of ISOCOR.
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